                                                                       EXHIBIT 2


                                _____ _____ 2001



                       AMERSHAM PHARMACIA BIOTECH LIMITED




                                  APBIOTECH INC




                              NYCOMED AMERSHAM PLC




                              NYCAM BIOTECH LIMITED




                         THE PHARMACIA & UPJOHN COMPANY




                             PHARMACIA BIOSYSTEMS AB




                             PHARMACIA HOLDING GMBH




              ===================================================

                            REORGANISATION AGREEMENT

              ====================================================


                                     [logo]

                                    CONTENTS


CLAUSE                                                                      PAGE



1.   INTERPRETATION........................................................... 2


2.   CONDITION PRECEDENT...................................................... 4


3.   CONVERSION OF PREFERENCE SHARES.......................................... 4


4.   CAPITAL SUBSCRIPTION..................................................... 5


5.   VARIATION OF RIGHTS ATTACHING TO PHGMBH SHARES........................... 5


6.   TRANSFER OF SHARES IN APB................................................ 5


7.   OVER ALLOTMENT SHARES.................................................... 6


8.   NOTICES.................................................................. 7


9.   ASSIGNMENT............................................................... 7


10.  FURTHER ASSURANCE........................................................ 8


11.  VARIATION................................................................ 8


12.  NO RIGHTS UNDER CONTRACTS (RIGHTS OF THIRD
     PARTIES) ACT 1999........................................................ 8


13.  GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS....................... 8


SCHEDULE I................................................................... 11


SCHEDULE II.................................................................. 17


SCHEDULE III................................................................. 23


SCHEDULE IV.................................................................. 25


SCHEDULE V................................................................... 47


SCHEDULE VI.................................................................. 53

      Form of Conversion Notice.............................................. 53

     THIS AGREEMENT is made on ______________ 2001

BETWEEN:

(1) AMERSHAM PHARMACIA BIOTECH LIMITED (registered in England with company number 03387094) whose registered office is at Amersham Place, Little Chalfont, Buckinghamshire HP7 9NA (APB);

(2) APBIOTECH INC (a corporation organised under the laws of the State of Delaware) whose registered office is at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 (APBINC);

(3) NYCOMED AMERSHAM PLC (registered in England with company number 01002610) whose registered office is at Amersham Place, Little Chalfont, Buckinghamshire HP7 9NA (NYCOMED);

(4) NYCAM BIOTECH LIMITED (registered in [o]) whose registered office is at Amersham Place, Little Chalfont, Buckinghamshire HP7 9NA (NYCAM);

(5) THE PHARMACIA & UPJOHN COMPANY (registered in [o]) whose registered office is at [o] (PUC);

(6) PHARMACIA BIOSYSTEMS AB (registered in [o]) whose registered office is at [o] (PAB); and

(7) PHARMACIA HOLDING GMBH (registered in [o]) whose registered office is at [o] (PHGMBH).



WHEREAS:

(A) Nycomed holds 37,353,980 8% cumulative redeemable preference shares in the capital of APB (PREFERENCE SHARES) and 549,999 Class A Ordinary Shares in the capital of APB.

(B)  PUC holds 30,562,347 Preference Shares.

(C)  PAB holds 390,931 Class B Ordinary Shares in the capital of APB.

(D)  PHGmbH holds 59,069 Class B Ordinary Shares in the capital of APB.

(E) In connection with a proposed public offering of a minority stake in, and a listing on NASDAQ for, APBInc (the IPO), the parties have agreed to reorganise their existing shareholdings in and the structure of APB, such reorganisation to be implemented in four consecutive stages (THE REORGANISATION), involving the conversion of the Preference Shares into Class A Ordinary Shares and Class B Ordinary Shares, a capital injection into APB by way of subscription for shares by NycAm and PAB, the removal of the voting rights attaching to the Class B Ordinary Shares held by PHGmbH, the transfer of the entire issued share capital of APB less the 59,069 Class B Ordinary Shares held by PHGmbH to APBInc and the issue of Common Stock by APBInc to Nycomed and Class B Common Stock by APBInc to PUC and to PAB and the execution of three loan notes of principal amounts of $169,929,266, $83,000,000 and $81,950,139 respectively by APBInc.

(F) It is intended that APBInc will make 2,730,000 shares of its Common Stock available to the Underwriters in the IPO for the sole purpose of covering over-allotments and, should the Underwriters not exercise the over-allotment option, Nycomed shall agree to subscribe for and purchase the Common Stock.

(G) The boards of directors of the parties to this Agreement have considered this Agreement and approved the same as being in the best interests of their respective companies.

IT IS AGREED:

INTERPRETATION

1.1 In this Agreement the following words and expressions have the meanings respectively set opposite them:

ASSETS means property of all kinds, both tangible and intangible;

CLASS A ORDINARY SHARES means the class A ordinary shares of (pound)1 each in the capital of APB;

CLASS B COMMON STOCK means the class B common stock par value $.01 each in the capital of APBInc;

COMMON STOCK means the common stock par value $.01 each in the capital of APBInc;

CLASS B ORDINARY SHARES means the class B ordinary shares of (pound)1 each in the capital of APB;

COSTS means costs, charges, fees and expenses of all kinds;

BUSINESS DAY means a day (other than a Saturday or Sunday) on which banks in the City of London are generally open for business;

IPO has the meaning given to it in recital (E);

PREFERENCE SHARES means the 8% cumulative redeemable preference shares in the capital of APB;

UNDERWRITERS means Morgan Stanley & Co. Incorporated, Goldman Sachs & Co., Chase Securities Inc. and Salomon Smith Barney Inc; and

UNDERWRITING AGREEMENT means the underwriting agreement to be entered into among APBInc and the Underwriters in connection with the IPO.

1.2  In this Agreement, unless the context otherwise requires:

(a) references to this Agreement or any other document include references to this Agreement, its recitals and its schedules or such other document as varied, supplemented and/or replaced in any manner from time to time;

(b) references to any party shall, where relevant, be deemed to be references to or to include, as appropriate, their respective lawful successors, assigns or transferees;

(c) references to recitals, clauses, schedules and sub-divisions of them are references to the recitals and clauses of, and schedules to, this Agreement and sub-divisions of them respectively;

(d) references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended before the date of this Agreement and any subordinate legislation made from time to time under it;

(e) references to a "person" include any individual, company, corporation, firm, partnership, joint venture, association, organisation, institution, trust or agency, whether or not having a separate legal personality;

(f) references to the one gender include all genders and references to the singular shall include the plural and vice versa;

(g) headings are inserted for convenience only and shall be ignored in constructing this Agreement; and

(h) the words "company", "subsidiary", "subsidiary undertaking" and "holding company" have the meanings given to them by the Companies Act 1985.

CONDITION PRECEDENT

2. The obligations of the parties hereunder (other than pursuant to Clause 3.1) and the effecting of any of the steps set out in the Agreement are conditional upon the Underwriting Agreement having been executed and not having been terminated in accordance with its terms by [9a.m Greenwich Mean Time] on the Closing Date (as defined in the Underwriting Agreement) (the COMPLETION DATE). If this condition is not satisfied by the date set out above (or such later date as the parties may agree), the obligations of each of the parties hereunder shall cease and determine. The events in Clauses 3 to 6 shall take place immediately following satisfaction of the above condition. The steps set out in clauses 3 to 6 (including, for the avoidance of doubt, the steps set out in sub-clauses 6.1 to 6.4) shall take place in the order set out in this Agreement.

CONVERSION OF PREFERENCE SHARES

3.1 Not later than three (3) Business Days prior to the Completion Date, Nycomed and PUC will each serve on APB a written notice in substantially the form attached to this Agreement as Schedule VI (each a CONVERSION NOTICE) in respect of their holdings of Preference Shares in APB, requesting that, subject to the satisfaction of the condition specified in Clause 2.1, Nycomed's holding of Preference Shares be converted into Class A Ordinary Shares as set forth in Clause 3.2 and PUC's holding of Preference Shares be converted into Class B Ordinary Shares as set forth in Clause 3.3. If the condition specified in Clause 2 is not satisfied or waived (as the case may be) the Conversion Notice shall lapse.

3.2 On the Completion Date and following receipt by APB of the Conversion Notice from Nycomed, the 37,353,908 Preference Shares held by Nycomed will be converted into 22,292 Class A Ordinary Shares in APB in accordance with the articles of association of APB.

3.3 On the Completion Date and following receipt by APB of the Conversion Notice from PUC, the 30,562,347 Preference Shares held by PUC will be converted into 18,239 Class B Ordinary Shares in APB in accordance with the articles of association of APB.

3.4 APB shall procure that a board meeting of its directors shall approve such conversion on the basis referred to above.

3.5 APB shall forthwith enter Nycomed in its register of members as holder of 22,292 Class A Ordinary Shares in APB and shall, as soon as reasonably practicable thereafter, deliver to Nycomed (or its order) a share certificate relating thereto.

3.6 APB shall forthwith enter PUC in its register of members as holder of 18,239 Class B Ordinary Shares in APB and shall, as soon as reasonably practical thereafter, deliver to PUC (or its order) a share certificate relating thereto.

CAPITAL SUBSCRIPTION

4.1(a) On the Completion Date, NycAm shall subscribe for 25,221 Class A Ordinary Shares at a price of: (pound)2,181

(b) The consideration for the allotment and issue to NycAm of the 25,221 Class A Ordinary Shares shall be paid on the Completion Date by [banker's draft/electronic transfer of funds to account number [insert bank details]].

(c) APB shall enter NycAm in their register of members as holder of an additional 25,221 Class A Ordinary Shares and shall send to NycAm a share certificate relating thereto.

4.2(a) On the Completion Date, PAB shall subscribe for 20,635 Class B Ordinary Shares at a price of:(pound)2,181

(b) The consideration for the allotment and issue to PAB of the 20,635 Class B Ordinary Shares shall be paid on the Completion Date by [banker's draft/electronic transfer of funds to account number [insert bank details]].

(c) APB shall enter PAB in their register of members as holder of an additional 20,635 Class B Ordinary Shares and shall send to PAB a share certificate relating thereto.

VARIATION OF RIGHTS ATTACHING TO PHGMBH SHARES

5.1 PHGmbH hereby irrevocably consents to and sanctions the reclassification of its 59,069 Class B Ordinary Shares into an equivalent number of non voting Class B ordinary shares in the capital of APB.

5.2 APB shall amend the register to reflect the change to PHGmbH's holding of shares in APB and shall send to PHGmbH a new share certificate.

TRANSFER OF SHARES IN APB

6.1  TRANSFER OF SHARES FROM PAB TO APBINC

(a) PAB agrees to sell and APBInc agrees to purchase 411,566 Class B Ordinary Shares (THE PAB/APB Shares) on the terms and conditions of an agreement in substantially the form set out in Schedule I.

(b) Completion of the sale and purchase of the PAB/APB Shares shall take place on the Completion Date and the parties shall enter into the agreement referred to in paragraph (a) above on that date.

6.2  TRANSFER OF SHARES FROM PUC TO APBINC

(a) PUC agrees to sell and APBInc agrees to purchase 18,239 Class B Ordinary Shares (THE PUC/APB SHARES) on the terms and conditions of an agreement in substantially the form set out in Schedule II.

(b) Completion of the sale and purchase of the PUC/APB Shares shall take place on the Completion Date and the parties shall enter into the agreement referred to in paragraph (a) above on that date.

6.3  TRANSFER OF SHARES FROM NYCOMED TO APBINC

(a) Nycomed agrees to sell and APBInc agrees to purchase 572,291 Class A Ordinary Shares (THE NYCOMED/APB SHARES) on the terms and conditions of an agreement in substantially the form set out in Schedule III.

(b) Completion of the sale and purchase of the Nycomed/APB Shares shall take place on the Completion Date and the parties shall enter into the agreement referred to in paragraph (a) above on that date.

6.4  TRANSFER OF SHARES FROM NYCAM TO APBINC

(a) NycAm agrees to sell and APBInc agrees to purchase 25,221 Class A Ordinary Shares (THE NYCAM/APB SHARES) on the terms and conditions of an agreement in substantially the form set out in Schedule IV.

(b) Completion of the sale and purchase of the NycAm/APB Shares shall take place on the Completion Date and the parties shall enter into the agreement referred to in paragraph (a) above on that date.

OVER ALLOTMENT SHARES

7.1 If the Underwriters under the Underwriting Agreement fail to exercise the over-allotment option or only exercise it in part, Nycomed agrees to purchase and APBInc agrees to sell 2,730,000 shares of Common Stock (the OVER-ALLOTMENT SHARES) to Nycomed on the terms and conditions of an agreement in substantially the form set out in Schedule V.

7.2 If the parties fully perform their obligations under the agreement referred to in Clause 7.1, APBInc agrees to repay, in whole or in part, the loan note issued to NycAm, such repayment amount to be equal to the proceeds received from Nycomed in connection with the purchase of the Over-Allotment Shares.

7.3 The parties shall enter into the agreement referred to in Clause 7.1 on the Completion Date (unless the Underwriters have already elected to exercise the over-allotment option in full).

NOTICES

8.1 Any notice or other communication to be given under this Agreement shall be in writing, shall be deemed to have been duly served on, given to or made in relation to a party if it is left at the authorised address of that party, posted by first class post addressed to that party at such address, or sent by facsimile transmission to a machine situated at such address and shall if:

(a) personally delivered, be deemed to have been received at the time of delivery;

(b) posted to an inland address in the United Kingdom, be deemed to have been received on the second Business Day after the date of posting and if posted to an overseas address, be deemed to have been received on the fifth Business Day after the date of posting; or

(c) sent by facsimile transmission, be deemed to have been received upon receipt by the sender of a facsimile transmission report (or other appropriate evidence) that the facsimile has been transmitted to the addressee, PROVIDED that where, in the case of delivery by hand or facsimile transmission, delivery or transmission occurs after 6.00 pm on a Business Day or on a day which is not a Business Day, receipt shall be deemed to occur at 9.00 am on the next following Business Day.

8.2 For the purposes of this clause the authorised address of each party shall be the address set out at the head of this Agreement or such other address as that party may notify to the others in writing from time to time in accordance with the requirements of this clause.

ASSIGNMENT

9. No party may assign or transfer all or any of its rights or obligations under this Agreement without the prior written consent of the others. This Agreement shall enure to the benefit of and bind the respective successors and permitted assigns of the parties.

FURTHER ASSURANCE

10. Each party will, and will ensure (so far as is within its power) that any third party as is necessary will, do such acts and things and execute such deeds and documents as may be necessary to fully and effectively carry out the Reorganisation.

VARIATION

11. No variation, supplement, deletion or replacement of or from this Agreement or any of its terms shall be effective unless made in writing and signed by or on behalf of each party

NO RIGHTS UNDER CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

12. A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

13.1 This Agreement shall be governed by and construed in accordance with the laws of England and Wales.

13.2 Each of the parties agrees that the courts of England are to have exclusive jurisdiction to settle any disputes (including claims for set-off and counterclaims) which may arise in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by, this Agreement or otherwise arising in connection with this Agreement, and for such purposes irrevocably submit to the jurisdiction of the English courts.

13.3 The parties to this Agreement shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with this Agreement. Such agent shall be [ ] currently of [ ] in respect of [insert name of party] and [ ] currently of [ ] in respect of [insert name of party] and any writ, judgment or other notice of legal process shall be sufficiently served on the relevant Party if delivered to such agent at its address for the time being. The parties to this Agreement undertake not to revoke the authority of their respective agents.

AS WITNESS the hands of duly authorised representatives of the parties the day and year first above written.

SIGNED by                                            )
for and on behalf of                                 )
AMERSHAM PHARMACIA                                   )
BIOTECH LIMITED                                      )





SIGNED by                                            )
for and on behalf of                                 )
APBIOTECH INC                                        )





SIGNED by                                            )
for and on behalf of                                 )
NYCOMED AMERSHAM PLC                                 )





SIGNED by                                            )
for and on behalf of                                 )
NYCAM BIOTECH LIMITED                                )





SIGNED by                                            )
for and on behalf of                                 )
THE PHARMACIA & UPJOHN COMPANY                       )





SIGNED by                                            )
for and on behalf of                                 )
PHARMACIA BIOSYSTEMS AB                              )

SIGNED by                                            )
for and on behalf of                                 )
PHARMACIA HOLDING GMBH                               )

                                   SCHEDULE I

SHARE SALE AND PURCHASE AGREEMENT BETWEEN PHARMACIA BIOSYSTEMS AB AND APBIOTECH INC



THIS AGREEMENT is made the                 day of

BETWEEN

(1) PHARMACIA BIOSYSTEMS AB (registered in [o]) whose registered office is at [o] (THE VENDOR); and

(2) APBIOTECH INC (a corporation organised under the laws of the State of Delaware) whose registered office is at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 (THE PURCHASER)

WHEREAS:

(A) Amersham Pharmacia Biotech Limited (THE COMPANY) is a private company limited by shares with an issued share capital of (pound)1,086,386 divided into 597,512 Class A Ordinary Shares, 429,805 Class B Ordinary Shares, and 59,069 [non-voting B ordinary shares]. The Vendor is the legal and beneficial owner of 411,566 Class B Ordinary Shares in the capital of the Company (THE APB SHARES).

(B) Pursuant to a reorganisation agreement dated [o], the Vendor agreed to sell all of the APB Shares to the Purchaser for the consideration and upon the terms set out in this Agreement.

IT IS HEREBY AGREED AS FOLLOWS:

SHARE SALE AND PURCHASE AGREEMENT BETWEEN PHARMACIA BIOSYSTEMS AB AND APBIOTECH INC

1.1 The Vendor agrees to sell (or procure the sale of) the APB Shares and the Purchaser agrees to purchase the APB Shares with immediate effect from signing of this Agreement, on the terms that the same covenants shall be deemed to be given by the Vendor on Completion in relation to the APB Shares as are implied under Part I of the Law of Property (Miscellaneous Provisions) Act 1994 where a disposition is expressed to be made with full title guarantee. The APB Shares shall be sold free from all security interests, options, equities, claims or other third party rights (including, without limitation, rights of pre-emption) of any nature whatsoever, together with all rights attaching to them including, without limitation, the right to receive all dividends and other distributions declared, made or paid on or after 31 December 2000.

1.2 The total consideration for the sale of the APB Shares shall be the allotment by the Purchaser to the Vendor of 83,581,479 shares of Class B Common Stock of par value of $.01 per share credited as fully paid in the capital of the Purchaser (THE CONSIDERATION STOCK).]

COMPLETION

2.1 The sale and purchase of the APB Shares shall be completed immediately after this Agreement is signed, when the events set out in the following provisions of this clause 2 shall take place.

2.2 The Vendor shall deliver or cause to be delivered to the Purchaser duly executed transfers into the name of the Purchaser or its nominee in respect of all the APB Shares, together with the relative share certificates;

2.3 The Purchaser shall, in satisfaction of its obligations under clause 1.2, cause the Consideration Stock to be allotted to the Vendor and the Vendor's name to be entered in the register of members in respect thereof (with a relative share certificate being delivered to the Vendor).

WARRANTIES GIVEN BY THE VENDOR

AUTHORITY TO ENTER INTO THIS AGREEMENT

3.1 The Vendor has the legal right and full power and authority to enter into and perform this Agreement and any other documents to be executed pursuant to or in connection with this Agreement which when executed will constitute valid and binding obligations.

NO BREACH

3.2 The execution and delivery of, and the performance by the Vendor of its obligations under, this Agreement and any other documents to be executed pursuant to or in connection with this Agreement will not:

(a) result in a breach of any provision of the constitutional documents of the Vendor; or

(b) result in a material breach of or give any third party a right to terminate or modify, or result in the creation of any material encumbrance under any material agreement, licence or other instrument or result in a material breach of any order, judgment or decree of any Court, governmental agency or regulatory body to which the Vendor is a party.

THE SHARES

TITLE

3.3 The Vendor is entitled to sell and transfer or to procure the sale or transfer to the Purchaser the full legal and beneficial ownership of those of the APB Shares on the terms of this Agreement without the consent or waiver of any third party.

3.4 The Vendor represents and warrants to the Purchaser that the Vendor is the sole legal and beneficial owner of the APB Shares free from all security interests, options, equities, claims or other third party rights (including, without limitation, rights of pre-emption) of any nature whatsoever. The Vendor has the legal right to dispose of the APB Shares.

WARRANTIES GIVEN BY THE PURCHASER

AUTHORITY AND CAPACITY OF THE PURCHASER

INCORPORATION

4.1 The Purchaser is duly incorporated and validly existing under the laws of the State of Delaware.

AUTHORITY TO ENTER INTO THIS AGREEMENT

4.2 The Purchaser has the legal right and full power and authority to enter into and perform this Agreement and any other documents to be executed by the Purchaser pursuant to or in connection with this Agreement which when executed will constitute valid and binding and enforceable obligations on the Purchaser in accordance with their respective terms.

NO BREACH

4.3 The execution and delivery of, and the performance by the Purchaser of its obligations under, this Agreement and any other documents to be executed by the Purchaser pursuant to or in connection with this Agreement will not:

(a) result in a breach of any provisions of its memorandum or articles of association; or

(b) result in a material breach of or give any third party a right to terminate or modify, or result in the creation of any material encumbrance under any material agreement, licence or other instrument or result in a material breach of any order, judgment or decree of any Court, governmental agency or regulatory body to which the Purchaser is a party.

CONSIDERATION STOCK

4.4 Upon issue, the Consideration Stock will be lawfully and validly issued and will be credited as fully paid and non-assessable.

COVENANTS GIVEN BY THE PURCHASER

5. The Purchaser covenants with the Vendor that it will remain as owner of such shares in the Company as shall represent more than 50 per cent. of the votes attaching to all shares in the Company until 1 January 2002.

Counterparts

6. This Agreement may be entered into in any number of counterparts and by the parties to it on separate counterparts, each of which is an original, but all of which together constitute one and the same instrument.

FURTHER ASSURANCE

7. The Vendor agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as the Purchaser may reasonably require, whether on or after Completion, to implement and/or give effect to this Agreement and the transaction contemplated by it and for the purpose of vesting in the Purchaser the full benefit of the assets, rights and benefits to be transferred to the Purchaser under this Agreement.

SEVERABILITY

8. If any provision of this Agreement is held to be invalid or unenforceable, then such provision shall (so far as it is invalid or unenforceable) be given no effect and shall be deemed not to be included in this Agreement but without invalidating any of the remaining provisions of this Agreement. The parties shall then use all reasonable endeavours to replace the invalid or unenforceable provision by a valid and enforceable substitute provision the effect of which is as close as possible to the intended effect of the invalid or unenforceable provision.

VARIATION

9. No variation of this Agreement (or of any of the documents referred to in this Agreement) shall be valid unless it is in writing and signed by or on behalf of each of the parties to it. The expression "variation" shall include any variation, supplement, deletion or replacement however effected.

NO RIGHTS UNDER CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

10. A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

11.1 This Agreement and the relationship between the parties shall be governed by, and interpreted in accordance with, English Law.

11.2 Each of the parties agrees that the courts of England are to have exclusive jurisdiction to settle any disputes (including claims for set-off and counterclaims) which may arise in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by, this Agreement or otherwise arising in connection with this Agreement, and for such purposes irrevocably submit to the jurisdiction of the English courts.

11.3 The parties to this Agreement shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with this Agreement. Such agent shall be [ ] currently of [ ] in respect of [insert name of party] and [ ] currently of [ ] in respect of [insert name of party] and any writ, judgment or other notice of legal process shall be sufficiently served on the relevant party if delivered to such agent at its address for the time being. The parties to this Agreement undertake not to revoke the authority of their respective agents.

IN WITNESS whereof this Agreement has been signed by and on behalf of the parties on the day and year first before written.

SIGNED by                                            )
for and on the behalf of                             )
PHARMACIA BIOSYSTEMS AB                              )


SIGNED by                                            )
for and on the behalf of                             )
APBIOTECH INC                                        )

                                   SCHEDULE II

    SHARE SALE AND PURCHASE AGREEMENT BETWEEN THE PHARMACIA & UPJOHN COMPANY
                               AND APBIOTECH INC


THIS AGREEMENT is made the                 day of

BETWEEN

(1) THE PHARMACIA & UPJOHN COMPANY (registered in [o]) whose registered office is at [o] (THE VENDOR); and

(2) APBIOTECH INC (a corporation organised under the laws of the State of Delaware) whose registered office is at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 (THE PURCHASER)

WHEREAS:

(A) Amersham Pharmacia Biotech Limited (THE COMPANY) is a private company limited by shares with an issued share capital of (pound)1,086,386 divided into 597,512 Class A Ordinary Shares, 429,805 Class B Ordinary Shares, and 59,069 [non-voting B ordinary shares]. The Vendor is the legal and beneficial owner of 20,635 Class B Ordinary Shares in the capital of the Company (THE APB SHARES).

(B) Pursuant to a reorganisation agreement dated [o], the Vendor agreed to sell all of the APB Shares to the Purchaser for the consideration and upon the terms set out in this Agreement.

IT IS HEREBY AGREED AS FOLLOWS:

SALE OF THE SHARES AND CONSIDERATION

1.1 The Vendor agrees to sell (or procure the sale of) the APB Shares and the Purchaser agrees to purchase the APB Shares with immediate effect from signing of this Agreement, on the terms that the same covenants shall be deemed to be given by the Vendor on Completion in relation to the APB Shares as are implied under Part I of the Law of Property (Miscellaneous Provisions) Act 1994 where a disposition is expressed to be made with full title guarantee. The APB Shares shall be sold free from all security interests, options, equities, claims or other third party rights (including, without limitation, rights of pre-emption) of any nature whatsoever, together with all rights attaching to them including, without limitation, the right to receive all dividends and other distributions declared, made or paid on or after 31 December 2000.

1.2 The total consideration for the sale of the APB Shares shall be the allotment by the Purchaser to the Vendor of 3,704,005 shares of Class B Common Stock of a par value of $.01 per share credited as fully paid in the capital of the Purchaser (THE CONSIDERATION STOCK).]

COMPLETION

2.1 The sale and purchase of the APB Shares shall be completed immediately after this Agreement is signed, when the events set out in the following provisions of this clause 2 shall take place.

2.2 The Vendor shall deliver or cause to be delivered to the Purchaser duly executed transfers into the name of the Purchaser or its nominee in respect of all the APB Shares, together with the relative share certificates;

2.3 The Purchaser shall, in satisfaction of its obligations under clause 1.2, cause the Consideration Stock to be allotted to the Vendor and the Vendor's name to be entered in the register of members in respect thereof (with a relative share certificate being delivered to the Vendor).

WARRANTIES GIVEN BY THE VENDOR

AUTHORITY TO ENTER INTO THIS AGREEMENT

3.1 The Vendor has the legal right and full power and authority to enter into and perform this Agreement and any other documents to be executed pursuant to or in connection with this Agreement which when executed will constitute valid and binding obligations.

NO BREACH

3.2 The execution and delivery of, and the performance by the Vendor of its obligations under, this Agreement and any other documents to be executed pursuant to or in connection with this Agreement will not:

(a) result in a breach of any provision of the constitutional documents of the Vendor; or

(b) result in a material breach of or give any third party a right to terminate or modify, or result in the creation of any material encumbrance under any material agreement, licence or other instrument or result in a material breach of any order, judgment or decree of any Court, governmental agency or regulatory body to which the Vendor is a party.

THE SHARES

TITLE

3.3 The Vendor is entitled to sell and transfer or to procure the sale or transfer to the Purchaser the full legal and beneficial ownership of those of the APB Shares on the terms of this Agreement without the consent or waiver of any third party.

3.4 The Vendor represents and warrants to the Purchaser that the Vendor is the sole legal and beneficial owner of the APB Shares free from all security interests, options, equities, claims or other third party rights (including, without limitation, rights of pre-emption) of any nature whatsoever. The Vendor has the legal right to dispose of the APB Shares.

WARRANTIES GIVEN BY THE PURCHASER

AUTHORITY AND CAPACITY OF THE PURCHASER

INCORPORATION

4.1 The Purchaser is duly incorporated and validly existing under the laws of the State of Delaware.

AUTHORITY TO ENTER INTO THIS AGREEMENT

4.2 The Purchaser has the legal right and full power and authority to enter into and perform this Agreement and any other documents to be executed by the Purchaser pursuant to or in connection with this Agreement which when executed will constitute valid and binding and enforceable obligations on the Purchaser in accordance with their respective terms.

NO BREACH

4.3 The execution and delivery of, and the performance by the Purchaser of its obligations under, this Agreement and any other documents to be executed by the Purchaser pursuant to or in connection with this Agreement will not:

(a) result in a breach of any provisions of its memorandum or articles of association; or

(b) result in a material breach of or give any third party a right to terminate or modify, or result in the creation of any material encumbrance under any material agreement, licence or other instrument or result in a material breach of any order, judgment or decree of any Court, governmental agency or regulatory body to which the Purchaser is a party.

CONSIDERATION STOCK

4.4 Upon issue, the Consideration Stock will be properly and validly allotted and issued and will be credited as fully paid.

COUNTERPARTS

5. This Agreement may be entered into in any number of counterparts and by the parties to it on separate counterparts, each of which is an original, but all of which together constitute one and the same instrument.

FURTHER ASSURANCE

6. The Vendor agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as the Purchaser may reasonably require, whether on or after Completion, to implement and/or give effect to this Agreement and the transaction contemplated by it and for the purpose of vesting in the Purchaser the full benefit of the assets, rights and benefits to be transferred to the Purchaser under this Agreement.

SEVERABILITY

7. If any provision of this Agreement is held to be invalid or unenforceable, then such provision shall (so far as it is invalid or unenforceable) be given no effect and shall be deemed not to be included in this Agreement but without invalidating any of the remaining provisions of this Agreement. The parties shall then use all reasonable endeavours to replace the invalid or unenforceable provision by a valid and enforceable substitute provision the effect of which is as close as possible to the intended effect of the invalid or unenforceable provision.

VARIATION

8. No variation of this Agreement (or of any of the documents referred to in this Agreement) shall be valid unless it is in writing and signed by or on behalf of each of the parties to it. The expression "variation" shall include any variation, supplement, deletion or replacement however effected.

NO RIGHTS UNDER CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

9. A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

10.1 This Agreement and the relationship between the parties shall be governed by, and interpreted in accordance with, English Law.

10.2 Each of the parties agrees that the courts of England are to have exclusive jurisdiction to settle any disputes (including claims for set-off and counterclaims) which may arise in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by, this Agreement or otherwise arising in connection with this Agreement, and for such purposes irrevocably submit to the jurisdiction of the English courts.

10.3 The parties to this Agreement shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with this Agreement. Such agent shall be [ ] currently of [ ] in respect of [insert name of party] and [ ] currently of [ ] in respect of [insert name of party] and any writ, judgment or other notice of legal process shall be sufficiently served on the relevant party if delivered to such agent at its address for the time being. The parties to this Agreement undertake not to revoke the authority of their respective agents.

IN WITNESS whereof this Agreement has been signed by and on behalf of the parties on the day and year first before written.

SIGNED by                                            )
for and on the behalf of                             )
THE PHARMACIA & UPJOHN COMPANY                       )

SIGNED by                                            )
for and on the behalf of                             )
APBIOTECH INC                                        )

                                  SCHEDULE III

       SHARE SALE AND PURCHASE AGREEMENT BETWEEN NYCOMED AMERSHAM PLC AND
                                 APBIOTECH INC



THIS AGREEMENT is made the                 day of

BETWEEN

(1) NYCOMED AMERSHAM PLC (registered in England with company number 01002610) whose registered office is at Amersham Place, Little Chalfont, Buckinghamshire HP7 9NA (THE VENDOR); and

(2) APBIOTECH INC (a corporation organised under the laws of the State of Delaware) whose registered office is at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 (THE PURCHASER)

WHEREAS:

(A) Amersham Pharmacia Biotech Limited (THE COMPANY) is a private company limited by shares with an issued share capital of (pound)1,086,386 divided into 597,512 Class A Ordinary Shares, 429,805 Class B Ordinary Shares, and 59,069 [non-voting B ordinary shares]. The Vendor is the legal and beneficial owner of 572,291 Class A Ordinary Shares in the capital of the Company (THE APB SHARES).

(B) Pursuant to a reorganisation agreement dated [o], the Vendor agreed to sell all of the APB Shares to the Purchaser for the consideration and upon the terms set out in this Agreement.

IT IS HEREBY AGREED AS FOLLOWS:

SALE OF THE SHARES AND CONSIDERATION

1.1 The Vendor agrees to sell (or procure the sale of) the APB Shares and the Purchaser agrees to purchase the APB Shares with immediate effect from signing of this Agreement, on the terms that the same covenants shall be deemed to be given by the Vendor on Completion in relation to the APB Shares as are implied under Part I of the Law of Property (Miscellaneous Provisions) Act 1994 where a disposition is expressed to be made with full title guarantee. The APB Shares shall be sold free from all security interests, options, equities, claims or other third party rights (including, without limitation, rights of pre-emption) of any nature whatsoever, together with all rights attaching to them including, without limitation, the right to receive all dividends and other distributions declared, made or paid on or after 31 December 2000.

1.2 The consideration for the sale of the APB Shares shall include the allotment by the Purchaser to the Vendor of 100,413,689 shares of Common Stock of a par value of $.01 credited as fully paid in the capital of the Purchaser (THE CONSIDERATION STOCK) and two 20 year notes having principal amounts of $169,929,266 and $83,000,000, respectively (the LOAN NOTES).

TERMS OF THE LOAN NOTES

The Loan Notes shall be in substantially the form attached as Schedule I to this Agreement.

COMPLETION

2.1 The sale and purchase of the APB Shares shall be completed immediately after this Agreement is signed, when the events set out in the following provisions of this clause 2 shall take place.

2.2 The Vendor shall deliver or cause to be delivered to the Purchaser duly executed transfers into the name of the Purchaser or its nominee in respect of all the APB Shares, together with the relative share certificates;

2.3 The Purchaser shall, in satisfaction of its obligations under clause 1.2, cause the Consideration Stock to be allotted to the Vendor and the Vendor's name to be entered in the register of members in respect thereof (with a relative share certificate being delivered to the Vendor) and shall deliver the Loan Notes, duly executed, to the Vendor.

WARRANTIES GIVEN BY THE VENDOR

AUTHORITY TO ENTER INTO THIS AGREEMENT

3.1 The Vendor has the legal right and full power and authority to enter into and perform this Agreement and any other documents to be executed pursuant to or in connection with this Agreement which when executed will constitute valid and binding obligations.

NO BREACH

3.2 The execution and delivery of, and the performance by the Vendor of its obligations under, this Agreement and any other documents to be executed pursuant to or in connection with this Agreement will not:

(a) result in a breach of any provision of the constitutional documents of the Vendor; or

(b) result in a material breach of or give any third party a right to terminate or modify, or result in the creation of any material encumbrance under any material agreement, licence or other instrument or result in a material breach of any order, judgment or decree of any Court, governmental agency or regulatory body to which the Vendor is a party.

THE SHARES

TITLE

3.3 The Vendor is entitled to sell and transfer or to procure the sale or transfer to the Purchaser the full legal and beneficial ownership of those of the APB Shares on the terms of this Agreement without the consent or waiver of any third party.

3.4 The Vendor represents and warrants to the Purchaser that the Vendor is the sole legal and beneficial owner of the APB Shares free from all security interests, options, equities, claims or other third party rights (including, without limitation, rights of pre-emption) of any nature whatsoever. The Vendor has the legal right to dispose of the Vendor Shares.

WARRANTIES GIVEN BY THE PURCHASER

AUTHORITY AND CAPACITY OF THE PURCHASER

INCORPORATION

4.1 The Purchaser is duly incorporated and validly existing under the laws of the State of Delaware.

AUTHORITY TO ENTER INTO THIS AGREEMENT

4.2 The Purchaser has the legal right and full power and authority to enter into and perform this Agreement, the Loan Notes and any other documents to be executed by the Purchaser pursuant to or in connection with this Agreement which when executed will constitute valid and binding and enforceable obligations on the Purchaser in accordance with their respective terms.

NO BREACH

4.3 The execution and delivery of, and the performance by the Purchaser of its obligations under, this Agreement and any other documents to be executed by the Purchaser pursuant to or in connection with this Agreement will not:

(a) result in a breach of any provisions of its memorandum or articles of association; or

(b) result in a material breach of or give any third party a right to terminate or modify, or result in the creation of any material encumbrance under any material agreement, licence or other instrument or result in a material breach of any order, judgment or decree of any Court, governmental agency or regulatory body to which the Purchaser is a party.

CONSIDERATION STOCK

4.4 Upon issue, the Consideration Stock will be properly and validly allotted and issued and will be credited as fully paid.

COUNTERPARTS

5. This Agreement may be entered into in any number of counterparts and by the parties to it on separate counterparts, each of which is an original, but all of which together constitute one and the same instrument.

FURTHER ASSURANCE

6. The Vendor agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as the Purchaser may reasonably require, whether on or after Completion, to implement and/or give effect to this Agreement and the transaction contemplated by it and for the purpose of vesting in the Purchaser the full benefit of the assets, rights and benefits to be transferred to the Purchaser under this Agreement.

SEVERABILITY

7. If any provision of this Agreement is held to be invalid or unenforceable, then such provision shall (so far as it is invalid or unenforceable) be given no effect and shall be deemed not to be included in this Agreement but without invalidating any of the remaining provisions of this Agreement. The parties shall then use all reasonable endeavours to replace the invalid or unenforceable provision by a valid and enforceable substitute provision the effect of which is as close as possible to the intended effect of the invalid or unenforceable provision.

VARIATION

8. No variation of this Agreement (or of any of the documents referred to in this Agreement) shall be valid unless it is in writing and signed by or on behalf of each of the parties to it. The expression "variation" shall include any variation, supplement, deletion or replacement however effected.

NO RIGHTS UNDER CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

9. A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

10.1 This Agreement and the relationship between the parties shall be governed by, and interpreted in accordance with, English Law.

10.2 Each of the parties agrees that the courts of England are to have exclusive jurisdiction to settle any disputes (including claims for set-off and counterclaims) which may arise in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by, this Agreement or otherwise arising in connection with this Agreement, and for such purposes irrevocably submit to the jurisdiction of the English courts.

10.3 The parties to this Agreement shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with this Agreement. Such agent shall be [ ] currently of [ ] in respect of [insert name of party] and [ ] currently of [ ] in respect of [insert name of party] and any writ, judgment or other notice of legal process shall be sufficiently served on the relevant party if delivered to such agent at its address for the time being. The parties to this Agreement undertake not to revoke the authority of their respective agents.

IN WITNESS whereof this Agreement has been signed by and on behalf of the parties on the day and year first before written.

SIGNED by                                            )
for and on the behalf of                             )
NYCOMED AMERSHAM PLC                                 )


SIGNED by                                            )
for and on the behalf of                             )
APBIOTECH INC                                        )

                                   SCHEDULE I

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD, UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.



                            PROMISSORY NOTE DUE 2020

$o                                                                      o, 2000

         For value received, AP BIOTECH INC., a Delaware corporation (the "BORROWER"), promises to pay to the order of Nycomed Amersham plc, a public limited company incorporated under the laws of England and Wales (the "LENDER"), on o, 2020, the principal sum of $o (the "PRINCIPAL AMOUNT") plus any accrued and unpaid interest on the Principal Amount.

         The Borrower also promises to pay interest on the unpaid Principal Amount for each day from and including the date of this Note until repayment in full of the Principal Amount at a rate per annum of o (the "INTEREST RATE"). Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

         Interest Payments. Interest shall be due and payable semi-annually on May 31 and November 30 of each year, commencing on May 31, 2001 (or, if any such day is a Saturday, Sunday or other day on which commercial banks in the City of New York or the City of London are authorized or required by law to close or are generally closed, then on the preceding business day) (each such interest payment date being defined in this Note as an "INTEREST PAYMENT DATE"). Interest shall be paid in arrears on each Interest Payment Date, for each day in the period from and including the previous Interest Payment Date (or the date of this Note, in the case of the first such period) to but excluding the Interest Payment Date on which payment is due. Prior to the Principal Amount becoming due, overdue interest (i) may be paid at any time and (ii) shall bear interest at the Interest Rate for each day until the date on which payment is made.

         Prepayment Restriction. The Borrower may not prepay the Principal Amount in whole or in part at any time other than at the time set forth herein for repayment.

         Repayment upon Change of Control. (a) Notwithstanding any other provision of this Note, the Lender may, at its option, demand repayment of the Principal Amount plus any accrued and unpaid interest thereon to the date of repayment, if the Lender no longer has the right to elect a majority of the board of directors of the Borrower.

         (b) The Lender shall notify the Borrower in writing of its determination that it no longer controls the Borrower, and from the date of delivery of such notice, shall have 180 days to notify the Borrower in writing of its repayment demand pursuant to clause (a) above. The Lender's right to demand repayment shall terminate if such notice is not delivered within the 180-day period.

         (c) Should the Lender deliver a notice of repayment in accordance with clause (b) above, the Borrower shall have 180 days from the day it receives such written notice of the Lender's repayment demand to pay to the Lender the Principal Amount plus any accrued and unpaid interest thereon to the date of repayment. The Borrower shall have the right to make repayment at any time during the 180-day period following demand for repayment.

         Withholding Tax. (a) If any amount of principal or interest payable with respect to this Note becomes subject to tax imposed by way of withholding at the source of such payment, the Borrower shall pay such amount to the Lender so that the net amount actually received by the Lender, after reduction by any such withholding tax, shall be equal to the full amount of such payment otherwise due and payable, except as noted below.

         (b) The Borrower shall not be required to pay any amount under clause
(a) above to the extent that such amount would not have been imposed had the Lender timely delivered to the Borrower a properly completed and, when required, an updated Internal Revenue Service Form W_8, Form 1001 or Form 4224 (or any similar substitute or successor forms) or any equivalent or similar forms of a successor jurisdiction, and under these circumstances the Borrower shall provide to the Lender a document certifying the amount of the tax deducted. The Lender shall provide the initial relevant IRS form to the Borrower at or before the date of this Note. The Borrower shall provide the Lender with timely notice of the need to provide an updated IRS form.

         (c) If the Lender receives a refund or credit from a relevant taxing or governmental authority in respect of an amount paid by the Borrower under clause
(a), it shall promptly notify the Borrower of such refund or credit and shall within 30 days pay over the amount of such refund or credit (including any interest paid or credited by the relevant taxing or governmental authority with respect to such refund or credit) to the Borrower but only to the extent of the amount paid by the Borrower under clause (a) giving rise to such refund or credit.

         (d) Notwithstanding clause (a) above, if any amount of principal or interest payable with respect to this Note becomes subject to tax imposed by way of withholding at the source of such payment as a result of (i) a change in laws (including any regulations promulgated thereunder) or in the interpretation or administration thereof, provided such change is announced and becomes effective on or after the date of this Note and such obligation cannot be avoided by the use of reasonable measures available to the Borrower or
(ii) the Lender's transfer or assignment of this Note, then the Borrower shall withhold such tax and shall pay to the Lender the remaining portion of the principal and/or interest. Under these circumstances the Borrower shall provide to the Lender a document certifying the amount of the tax deducted.

         (e) In the event that the Borrower must withhold tax on any amount of principal and interest as a result of a change in laws as described in clause
(d)(i) above, the Borrower shall notify the Lender in writing as soon as possible after it becomes aware of the withholding obligation and in no event later than 60 days before the day on which it will first be required to withhold such tax or, if later, 15 days after the day on which it becomes aware of such withholding obligation. Within 180 days of receiving such notice the Lender may, unless the Borrower has prior to such time given the Lender written notice that such withholding obligation no longer applies, demand repayment of the Principal Amount plus accrued and unpaid interest thereon to the date of repayment. The Lender's right to demand repayment shall terminate if it fails to notify the Borrower in writing of such demand within the 180-day period.

         (f) The Borrower shall have 360 days from the day it receives written notice of the Lender's repayment demand to pay the Lender the Principal Amount plus any accrued or unpaid interest to the date of repayment. The Borrower shall have the right to make repayment at any time during the 360-day period following demand for repayment.

         Events of Default. If one or more of the following events (each, an "EVENT OF DEFAULT") shall have occurred and be continuing:

         (a) the Borrower shall fail to pay within 5 days when due any principal, interest or any other amount payable under the Note other than as a result of the failure of the Lender to make funds available under the terms of any committed loan facilities that were available at the time;

         (b) the Borrower shall (i) commence a voluntary case or other proceeding seeking (A) liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law in any applicable jurisdiction now or hereafter in effect or (B) the appointment of a trustee, receiver liquidator, custodian or other similar official of it or any substantial part of its property, (ii) consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, (iii) make a general assignment for the benefit of creditors, or (iv) fail generally to pay its debts as they become due; or

         (c) an involuntary case or other proceeding shall be commenced against the Borrower seeking (i) liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law in any applicable jurisdiction now or hereafter in effect or (ii) the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and, in either case, that involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days;

         (d) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities and Exchange Act of 1934, as amended), other than the Lender or its affiliates, together with the affiliates of such person or group, shall have acquired beneficial ownership of 51% or more of the voting power of all classes of voting securities of the Borrower; provided that if such acquisition resulting in ownership of 51% of the voting securities is due to a sale of voting securities by the Lender to such person or group then this event of default shall not be applicable but rather such change of control should be governed by "Repayment upon Change of Control";

         then, and in every such Event of Default, the Lender may, by notice to the Borrower, declare the Note (together with accrued interest on the Note) to be, and the Note (together with that interest) shall thereupon become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.No Waivers. No failure or delay by the Lender in exercising any right, power or privilege under the Note shall operate as a waiver of that right, power or privilege nor shall any single or partial exercise preclude any other or further exercise or the exercise of any other right, power or privilege.

         Amendments and Waivers. Any provision of this Note may be amended or waived if, but only if, that amendment or waiver is in writing and is signed by the Lender and the Borrower.

         Successors and Assigns. This Note shall be binding upon the Borrower, its permitted successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns except that the Borrower may not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Lender. The Borrower agrees that the Lender may, without the consent of the Borrower, transfer or assign this Note and any of its rights or obligations under this Note to any third party, including any affiliate, pursuant to a written agreement between the Lender and that third party, and that transferee or assignee shall thereafter be considered the Lender for all purposes of this Note. The Borrower further agrees that it will not assert any setoff or counterclaim with respect to this Note in connection with any assertion of rights by the Lender, any of its transferees or assignees or any of its affiliates.

         Substitution. (a) The Borrower (or any Substituted Borrower under this clause) may, with the consent of the Lender, substitute any third party, including any affiliate, (a "SUBSTITUTED BORROWER") in place of the Borrower (or any Substituted Borrower) as the principal debtor under this Note. A substitution shall be made by means of an instrument (a "SUBSTITUTION INSTRUMENT") executed by (i) the Borrower or (insofar as relevant) any Substituted Borrower who is the principal debtor under this Note at the relevant time and (ii) the Substituted Borrower which is to replace them. The Substitution Instrument may be in such form as the Borrower, the Substituted Borrower and the Lender may agree.

         (b) Compliance with the provisions of clause (a) above will operate to release the Borrower or Substituted Borrower who is replaced from all obligations under this Note and to transfer to the new Substituted Borrower all their rights and obligations under this Note and/or, insofar as relevant, under any Substitution Instrument and all the provisions of this Note which operate by reference to matters or circumstances pertaining to the Borrower shall operate as if references to the Borrower were references to the new Substituted Borrower.

         (c) Upon the execution of a Substitution Instrument and compliance with the other provisions of clause (a) above, the new Substituted Borrower will be deemed to be named in this Note as the principal debtor in the place of the Borrower or the Substituted Borrower. The existing Note held by the Lender shall not be cancelled but shall be effective, on its existing terms, in relation to the new Substituted Borrower.

         Notices. All notices and other communications required or permitted under this Note shall be in writing and shall be deemed to have been duly given or made (i) five days after the date when deposited, postage prepaid in the mail, by first class post or (ii) when delivered if delivered by hand or by facsimile (with receipt acknowledged) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  If to the Lender:

                  Nycomed Amersham plc.
                  Amersham Place
                  ittle Chalfont
                  Buckinghamshire
                  HP7 9NA
                  United Kingdom

                  If to the Borrower:

                  AP Biotech Inc.
                  800 Centennial Avenue
                  PO Box 1327
                  Piscataway, New Jersey
                  08855-1327
                  United States

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE INTERNAL LAWS (AND NOT THE CONFLICTS LAWS) OF THE STATE OF NEW YORK.


                                           AP BIOTECH INC.



                                           By:
                                              ------------------------------
                                              Name:
                                              Title:

                                   SCHEDULE IV

        SHARE SALE AND PURCHASE AGREEMENT BETWEEN NYCAM BIOTECH LIMITED
                               AND APBIOTECH INC


THIS AGREEMENT is made the                 day of

BETWEEN

(1) NYCAM BIOTECH LIMITED (registered in England with company number [o]) whose registered office is at Amersham Place, Little Chalfont, Buckinghamshire HP7 9NA (THE VENDOR); and

(2) APBIOTECH INC (a corporation organised under the laws of the State of Delaware) whose registered office is at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 (THE PURCHASER)

WHEREAS:

(A) Amersham Pharmacia Biotech Limited (THE COMPANY) is a private company limited by shares with an issued share capital of (pound)1,086,386 divided into 597,512 Class A Ordinary Shares, 429,805 Class B Ordinary Shares, and 59,069 [non-voting B ordinary shares]. The Vendor holds 25,221 Class A Ordinary Share (THE APB SHARES).

(B) Pursuant to a reorganisation agreement dated [o] (the REORGANISATION AGREEMENT), the Vendor agreed to sell all of the APB Shares to the Purchaser for the consideration and upon the terms set out in this Agreement.

IT IS HEREBY AGREED AS FOLLOWS:

SALE OF THE SHARES AND CONSIDERATION

1.1 The Vendor agrees to sell (or procure the sale of) the APB Shares and the Purchaser agrees to purchase the APB Shares with immediate effect from signing of this Agreement, on the terms that the same covenants shall be deemed to be given by the Vendor on Completion in relation to the APB Shares as are implied under Part I of the Law of Property (Miscellaneous Provisions) Act 1994 where a disposition is expressed to be made with full title guarantee. The APB Shares shall be sold free from all security interests, options, equities, claims or other third party rights (including, without limitation, rights of pre-emption) of any nature whatsoever, together with all rights attaching to them including, without limitation, the right to receive all dividends and other distributions declared, made or paid on or after 31 December 2000.

1.2 The total consideration for the sale of the APB Shares shall be a fixed rate long term note for a principal amount of $81,950,734, equivalent to the capital subscription made by the Vendor pursuant to Clause 4.1(a) of the Reorganisation Agreement (the LOAN NOTE).


TERMS OF THE LOAN NOTE

The Loan Note shall be in substantially the form attached as Schedule I to this Agreement.

COMPLETION

2.1 The sale and purchase of the APB Shares shall be completed immediately after this Agreement is signed, when the events set out in the following provisions of this clause 2 shall take place.

2.2 The Vendor shall deliver or cause to be delivered to the Purchaser duly executed transfers into the name of the Purchaser or its nominee in respect of all the APB Shares, together with the relative share certificates;

2.3 The Purchaser shall, in satisfaction of its obligations under clause 1.2, deliver the Loan Note, duly executed to the Vendor.


WARRANTIES GIVEN BY THE VENDOR

AUTHORITY TO ENTER INTO THIS AGREEMENT

3.1 The Vendor has the legal right and full power and authority to enter into and perform this Agreement and any other documents to be executed pursuant to or in connection with this Agreement which when executed will constitute valid and binding obligations.

NO BREACH

3.2 The execution and delivery of, and the performance by the Vendor of its obligations under, this Agreement and any other documents to be executed pursuant to or in connection with this Agreement will not:

(a) result in a breach of any provision of the constitutional documents of the Vendor; or

(b) result in a material breach of or give any third party a right to terminate or modify, or result in the creation of any material encumbrance under any material agreement, licence or other instrument or result in a material breach of any order, judgment or decree of any Court, governmental agency or regulatory body to which the Vendor is a party.

THE SHARES

TITLE

3.3 The Vendor is entitled to sell and transfer or to procure the sale or transfer to the Purchaser the full legal and beneficial ownership of those of the APB Shares on the terms of this Agreement without the consent or waiver of any third party.

3.4 The Vendor represents and warrants to the Purchaser that the Vendor is the sole legal and beneficial owner of the APB Shares free from all security interests, options, equities, claims or other third party rights (including, without limitation, rights of pre-emption) of any nature whatsoever. The Vendor has the legal right to dispose of the APB Shares.


WARRANTIES GIVEN BY THE PURCHASER

AUTHORITY AND CAPACITY OF THE PURCHASER

INCORPORATION

4.1 The Purchaser is duly incorporated and validly existing under the laws of the State of Delaware.

AUTHORITY TO ENTER INTO THIS AGREEMENT

4.2 The Purchaser has the legal right and full power and authority to enter into and perform this Agreement, the Loan Note and any other documents to be executed by the Purchaser pursuant to or in connection with this Agreement which when executed will constitute valid and binding and enforceable obligations on the Purchaser in accordance with their respective terms.

NO BREACH

4.3 The execution and delivery of, and the performance by the Purchaser of its obligations under, this Agreement and any other documents to be executed by the Purchaser pursuant to or in connection with this Agreement will not:

(a) result in a breach of any provisions of its memorandum or articles of association; or

(b) result in a material breach of or give any third party a right to terminate or modify, or result in the creation of any material encumbrance under any material agreement, licence or other instrument or result in a material breach of any order, judgment or decree of any Court, governmental agency or regulatory body to which the Purchaser is a party.

COUNTERPARTS

5. This Agreement may be entered into in any number of counterparts and by the parties to it on separate counterparts, each of which is an original, but all of which together constitute one and the same instrument.

FURTHER ASSURANCE

6. The Vendor agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as the Purchaser may reasonably require, whether on or after Completion, to implement and/or give effect to this Agreement and the transaction contemplated by it and for the purpose of vesting in the Purchaser the full benefit of the assets, rights and benefits to be transferred to the Purchaser under this Agreement.

SEVERABILITY

7. If any provision of this Agreement is held to be invalid or unenforceable, then such provision shall (so far as it is invalid or unenforceable) be given no effect and shall be deemed not to be included in this Agreement but without invalidating any of the remaining provisions of this Agreement. The parties shall then use all reasonable endeavours to replace the invalid or unenforceable provision by a valid and enforceable substitute provision the effect of which is as close as possible to the intended effect of the invalid or unenforceable provision.

VARIATION

8. No variation of this Agreement (or of any of the documents referred to in this Agreement) shall be valid unless it is in writing and signed by or on behalf of each of the parties to it. The expression "variation" shall include any variation, supplement, deletion or replacement however effected.

NO RIGHTS UNDER CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

9. A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

10.1 This Agreement and the relationship between the parties shall be governed by, and interpreted in accordance with, English Law.

10.2 Each of the parties agrees that the courts of England are to have exclusive jurisdiction to settle any disputes (including claims for set-off and counterclaims) which may arise in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by, this Agreement or otherwise arising in connection with this Agreement, and for such purposes irrevocably submit to the jurisdiction of the English courts.

10.3 The parties to this Agreement shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with this Agreement. Such agent shall be [ ] currently of [ ] in respect of [insert name of party] and [ ] currently of [ ] in respect of [insert name of party] and any writ, judgment or other notice of legal process shall be sufficiently served on the relevant party if delivered to such agent at its address for the time being. The parties to this Agreement undertake not to revoke the authority of their respective agents.

IN WITNESS whereof this Agreement has been signed by and on behalf of the parties on the day and year first before written.




SIGNED by                             )
for and on the behalf of              )
NYCAM BIOTECH LIMITED                 )


SIGNED by                             )
for and on the behalf of              )
APBIOTECH INC                         )

                                   SCHEDULE I

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD, UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.



                            PROMISSORY NOTE DUE 2020

$o                                                                     o, 2000

                  For value received, AP BIOTECH INC., a Delaware corporation (the "BORROWER"), promises to pay to the order of Nycam Biotech Limited, a company incorporated under the laws of England and Wales (the "LENDER"), on o, 2020, the principal sum of $o (the "PRINCIPAL AMOUNT") plus any accrued and unpaid interest on the Principal Amount.

         The Borrower also promises to pay interest on the unpaid Principal Amount for each day from and including the date of this Note until repayment in full of the Principal Amount at a rate per annum of o (the "INTEREST RATE"). Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

         Interest Payments. Interest shall be due and payable semi-annually on May 31 and November 30 of each year, commencing on May 31, 2001 (or, if any such day is a Saturday, Sunday or other day on which commercial banks in the City of New York or the City of London are authorized or required by law to close or are generally closed, then on the preceding business day) (each such interest payment date being defined in this Note as an "INTEREST PAYMENT DATE"). Interest shall be paid in arrears on each Interest Payment Date, for each day in the period from and including the previous Interest Payment Date (or the date of this Note, in the case of the first such period) to but excluding the Interest Payment Date on which payment is due. Prior to the Principal Amount becoming due, overdue interest (i) may be paid at any time and (ii) shall bear interest at the Interest Rate for each day until the date on which payment is made.

         Prepayment Restriction. The Borrower may not prepay the Principal Amount in whole or in part at any time other than at the time set forth herein for repayment.

         Repayment upon Change of Control. (a) Notwithstanding any other provision of this Note, the Lender may, at its option, demand repayment of the Principal Amount plus any accrued and unpaid interest thereon to the date of repayment, if the Lender no longer has the right to elect a majority of the board of directors of the Borrower.

         (b) The Lender shall notify the Borrower in writing of its determination that it no longer controls the Borrower, and from the date of delivery of such notice, shall have 180 days to notify the Borrower in writing of its repayment demand pursuant to clause (a) above. The Lender's right to demand repayment shall terminate if such notice is not delivered within the 180-day period.

         (c) Should the Lender deliver a notice of repayment in accordance with clause (b) above, the Borrower shall have 180 days from the day it receives such written notice of the Lender's repayment demand to pay to the Lender the Principal Amount plus any accrued and unpaid interest thereon to the date of repayment. The Borrower shall have the right to make repayment at any time during the 180-day period following demand for repayment.

         Repayment with Unexercised Greenshoe Proceeds. Notwithstanding any other provision of this Note, the Borrower shall repay to the Lender, in whole or in part, the Principal Amount in an amount equal to any Unexercised Greenshoe Proceeds received by it in connection with its initial public offering of shares on the NASDAQ market. For the purposes of this clause, the term "UNEXERCISED GREENSHOE PROCEEDS" means the proceeds received by the Borrower in the event that Nycomed Amersham plc, and not the underwriters, purchases the shares reserved to cover overallotments in the Borrower's initial public offering.

         Withholding Tax. (a) If any amount of principal or interest payable with respect to this Note becomes subject to tax imposed by way of withholding at the source of such payment, the Borrower shall pay such amount to the Lender so that the net amount actually received by the Lender, after reduction by any such withholding tax, shall be equal to the full amount of such payment otherwise due and payable, except as noted below.

         (b) The Borrower shall not be required to pay any amount under clause
(a) above to the extent that such amount would not have been imposed had the Lender timely delivered to the Borrower a properly completed and, when required, an updated Internal Revenue Service Form W_8, Form 1001 or Form 4224 (or any similar substitute or successor forms) or any equivalent or similar forms of a successor jurisdiction, and under these circumstances the Borrower shall provide to the Lender a document certifying the amount of the tax deducted. The Lender shall provide the initial relevant IRS form to the Borrower at or before the date of this Note. The Borrower shall provide the Lender with timely notice of the need to provide an updated IRS form.

         (c) If the Lender receives a refund or credit from a relevant taxing or governmental authority in respect of an amount paid by the Borrower under clause
(a), it shall promptly notify the Borrower of such refund or credit and shall within 30 days pay over the amount of such refund or credit (including any interest paid or credited by the relevant taxing or governmental authority with respect to such refund or credit) to the Borrower but only to the extent of the amount paid by the Borrower under clause (a) giving rise to such refund or credit.

         (d) Notwithstanding clause (a) above, if any amount of principal or interest payable with respect to this Note becomes subject to tax imposed by way of withholding at the source of such payment as a result of (i) a change in laws (including any regulations promulgated thereunder) or in the interpretation or administration thereof, provided such change is announced and becomes effective on or after the date of this Note and such obligation cannot be avoided by the use of reasonable measures available to the Borrower or (ii) the Lender's transfer or assignment of this Note, then the Borrower shall withhold such tax and shall pay to the Lender the remaining portion of the principal and/or interest. Under these circumstances the Borrower shall provide to the Lender a document certifying the amount of the tax deducted.

         (e) In the event that the Borrower must withhold tax on any amount of principal and interest as a result of a change in laws as described in clause
(d)(i) above, the Borrower shall notify the Lender in writing as soon as possible after it becomes aware of the withholding obligation and in no event later than 60 days before the day on which it will first be required to withhold such tax or, if later, 15 days after the day on which it becomes aware of such withholding obligation. Within 180 days of receiving such notice the Lender may, unless the Borrower has prior to such time given the Lender written notice that such withholding obligation no longer applies, demand repayment of the Principal Amount plus accrued and unpaid interest thereon to the date of repayment. The Lender's right to demand repayment shall terminate if it fails to notify the Borrower in writing of such demand within the 180-day period.

         (f) The Borrower shall have 360 days from the day it receives written notice of the Lender's repayment demand to pay the Lender the Principal Amount plus any accrued or unpaid interest to the date of repayment. The Borrower shall have the right to make repayment at any time during the 360-day period following demand for repayment.

         Events of Default. If one or more of the following events (each, an "EVENT OF DEFAULT") shall have occurred and be continuing:

         (a) the Borrower shall fail to pay within 5 days when due any principal, interest or any other amount payable under the Note other than as a result of the failure of the Lender to make funds available under the terms of any committed loan facilities that were available at the time;

         (b) the Borrower shall (i) commence a voluntary case or other proceeding seeking (A) liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law in any applicable jurisdiction now or hereafter in effect or (B) the appointment of a trustee, receiver liquidator, custodian or other similar official of it or any substantial part of its property, (ii) consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, (iii) make a general assignment for the benefit of creditors, or (iv) fail generally to pay its debts as they become due; or

         (c) an involuntary case or other proceeding shall be commenced against the Borrower seeking (i) liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law in any applicable jurisdiction now or hereafter in effect or (ii) the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and, in either case, that involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days;

         (d) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities and Exchange Act of 1934, as amended), other than the Lender or its affiliates, together with the affiliates of such person or group, shall have acquired beneficial ownership of 51% or more of the voting power of all classes of voting securities of the Borrower; provided that if such acquisition resulting in ownership of 51% of the voting securities is due to a sale of voting securities by the Lender to such person or group then this event of default shall not be applicable but rather such change of control should be governed by "Repayment upon Change of Control";

         then, and in every such Event of Default, the Lender may, by notice to the Borrower, declare the Note (together with accrued interest on the Note) to be, and the Note (together with that interest) shall thereupon become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.No Waivers. No failure or delay by the Lender in exercising any right, power or privilege under the Note shall operate as a waiver of that right, power or privilege nor shall any single or partial exercise preclude any other or further exercise or the exercise of any other right, power or privilege.

         Amendments and Waivers. Any provision of this Note may be amended or waived if, but only if, that amendment or waiver is in writing and is signed by the Lender and the Borrower.

         Successors and Assigns. This Note shall be binding upon the Borrower, its permitted successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns except that the Borrower may not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Lender. The Borrower agrees that the Lender may, without the consent of the Borrower, transfer or assign this Note and any of its rights or obligations under this Note to any third party, including any affiliate, pursuant to a written agreement between the Lender and that third party, and that transferee or assignee shall thereafter be considered the Lender for all purposes of this Note. The Borrower further agrees that it will not assert any setoff or counterclaim with respect to this Note in connection with any assertion of rights by the Lender, any of its transferees or assignees or any of its affiliates.

         Substitution. (a) The Borrower (or any Substituted Borrower under this clause) may, with the consent of the Lender, substitute any third party, including any affiliate, (a "SUBSTITUTED BORROWER") in place of the Borrower (or any Substituted Borrower) as the principal debtor under this Note. A substitution shall be made by means of an instrument (a "SUBSTITUTION INSTRUMENT") executed by (i) the Borrower or (insofar as relevant) any Substituted Borrower who is the principal debtor under this Note at the relevant time and (ii) the Substituted Borrower which is to replace them. The Substitution Instrument may be in such form as the Borrower, the Substituted Borrower and the Lender may agree.

         (b) Compliance with the provisions of clause (a) above will operate to release the Borrower or Substituted Borrower who is replaced from all obligations under this Note and to transfer to the new Substituted Borrower all their rights and obligations under this Note and/or, insofar as relevant, under any Substitution Instrument and all the provisions of this Note which operate by reference to matters or circumstances pertaining to the Borrower shall operate as if references to the Borrower were references to the new Substituted Borrower.

         (c) Upon the execution of a Substitution Instrument and compliance with the other provisions of clause (a) above, the new Substituted Borrower will be deemed to be named in this Note as the principal debtor in the place of the Borrower or the Substituted Borrower. The existing Note held by the Lender shall not be cancelled but shall be effective, on its existing terms, in relation to the new Substituted Borrower.

         Notices. All notices and other communications required or permitted under this Note shall be in writing and shall be deemed to have been duly given or made (i) five days after the date when deposited, postage prepaid in the mail, by first class post or (ii) when delivered if delivered by hand or by facsimile (with receipt acknowledged) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  If to the Lender:

                  Nycam Biotech Limited
                  Amersham Place
                  Little Chalfont
                  Buckinghamshire
                  HP7 9NA
                  United Kingdom

                  If to the Borrower:

                  AP Biotech Inc.
                  800 Centennial Avenue
                  PO Box 1327
                  Piscataway, New Jersey
                  08855-1327
                  United States

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE INTERNAL LAWS (AND NOT THE CONFLICTS LAWS) OF THE STATE OF NEW YORK.
AP BIOTECH INC.

                                  By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                   SCHEDULE V

                             SUBSCRIPTION AGREEMENT


AGREEMENT dated as of _____________, 2001 between APBiotech Inc, a corporation organized under the laws of the State of Delaware (the "COMPANY"), and Nycomed Amersham plc, a company registered under the laws of England (the "BUYER").


W  I  T  N  E  S  S  E  T  H :


WHEREAS, the Buyer holds 100,413,689 shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK");


WHEREAS, pursuant to an underwriting agreement to be dated ________, 2001 (the "UNDERWRITING AGREEMENT") among the Company and Morgan Stanley & Co. Incorporated, Goldman Sachs & Co., Chase Securities Inc., and Salomon Smith Barney Inc (collectively, the "UNDERWRITERS"), the Company has granted an option to the Underwriters to purchase an aggregate of 2,730,000 shares of its Common Stock at $16 per share (the "OVER-ALLOTMENT OPTION SHARES").


WHEREAS, pursuant to a reorganization agreement, dated ________, 2001 among the Company, the Buyer, and the other parties named therein, the Buyer agreed to purchase the Over-Allotment Option Shares not purchased by the Underwriters under Underwriting Agreement.


NOW THEREFORE, the parties hereto agree as follows:


                                    ARTICLE 1

                                PURCHASE AND SALE

SECTION 1.01.  Purchase and Sale

Pursuant to the terms of the Underwriting Agreement, the Underwriters have 30 days following the Closing Date (as defined therein) to exercise the option to acquire the Over-Allotment Option Shares in whole or in part. If the Underwriters do not exercise the right to acquire the Over-Allotment Option Shares in full, upon the terms and subject to the conditions of this Agreement, the Company agrees to issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, any such Over-Allotment Option Shares at $16 per share (the "PURCHASE PRICE"). The Purchase Price shall be paid as provided in
Section 1.02.

SECTION 1.02.  Closing

The closing (the "CLOSING") of the purchase and sale of the Shares hereunder shall take place at the offices of Davis Polk & Wardwell, 99 Gresham Street, London, no sooner than five business days and no later than ten business days, after satisfaction of the conditions set forth in Article 2.

At the Closing:

          (a) The Buyer shall deliver to the Company, in immediately available funds, the aggregate Purchase Price, by wire transfer (or other means acceptable to the Company) to an account of the Company with a bank designated by the Company by notice to the Buyer no later than two business days prior to the Closing.

          (b) The Company shall issue to the Buyer share certificates representing the shares of Common Stock purchased.



                                    ARTICLE 2

                              CONDITIONS TO CLOSING


SECTION 2.01.  Conditions to Obligations of the Buyer

The obligations of the Buyer to consummate the Closing are subject to the satisfaction of the following conditions:

          (a) no provision of any applicable law, rule or regulation and no judgment, injunction, order or decree by any governmental entity of competent jurisdiction shall prohibit the consummation of the Closing;

          (b) the Buyer shall have received written notice from the Company that the option period for purchase of the Over-Allotment Option Shares have expired and the Underwriters have not exercised the option in its entirety;

SECTION 2.02.  Condition to Obligation of the Company

The obligation of the Company to consummate the Closing is subject to the satisfaction of the following further condition:


          (a) the Buyer shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing.

                                    ARTICLE 3

                                   TERMINATION

SECTION 3.01.  Grounds for Termination

         This Agreement may be terminated at any time prior to the Closing:

         (a) by mutual written agreement of the Company and the Buyer; or

         (b) At such time as the Underwriters provide notice to the Company that they wish to exercise the option over the Over-Allotment Option Shares in full.


                                    ARTICLE 4

                                  MISCELLANEOUS

SECTION 4.01.  Notices

         All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given:

         if to the Buyer, to:

              Nycomed Amersham plc
              Amersham Place
              Little Chalfont
              Buckinghamshire HP7 9NA
              Attention: Gareth Long
              Fax:

         if to the Company, to:

              APBiotech Inc
              800 Centennial Avenue
              P.O. Box 1327
              Piscataway, NJ 08855-1327
              Attention:
              Fax:



         with a copy to:

              Davis Polk & Wardwell
              99 Gresham Street
              London EC2V 7NG
              Attention: Jeffrey Oakes
              Fax: 44 207 418 1400
or to such other address or telecopy number and with such other copies as such party may hereafter specify for the purpose of notice.

         All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

SECTION 4.02.  Amendments and Waivers

         (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

         (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 4.03.  Successors and Assigns

         The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

SECTION 4.04.  Governing Law

         This Agreement shall be governed by and construed in accordance with the law of the State of New York, without giving effect to its rules regarding conflicts of laws.

SECTION 4.05.  Jurisdiction

         The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in herein shall be deemed effective service of process on such party.

SECTION 4.06.  Waiver Of Jury Trial

         EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 4.07.  Counterparts; Third Party Beneficiaries

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

SECTION 4.08.  Headings

         The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                               APBIOTECH INC



                               By _________________________
                                  Name:
                                  Title:


                               NYCOMED AMERSHAM PLC



                               By _________________________
                                  Name:
                                  Title:

                                   SCHEDULE VI

                            FORM OF CONVERSION NOTICE

We, [name of company], hereby notify Amersham Pharmacia Biotech Limited (the COMPANY) that we wish our holding of [insert number] of 8% cumulative redeemable preference shares in the capital of the Company to be converted in accordance with the articles of association of the Company into the relevant number of Class [A/B] ordinary shares in the capital of the Company and request that we be entered as the holder of such shares in the register of members of the Company and be sent a share certificate relating thereto.